Exhibit 4.1

NUMBER SHARES E COMMON STOCK COMMON STOCK PAR VALUE $.01 PER SHARE PAR VALUE $.01 PER SHARE INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS CUSIP 268648 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS EMC Corporation THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA This Certifies that is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF EMC Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until undersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.Dated: COUNTERSIGNED AND REGISTERED MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE [SEAL] EMC CORPORATION 1979 MASSACHUSETTS /s/ /s/ Treasurer President and Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be constructed as though they were written out in full according to the applicable laws or regulations: TEN COM —as tenants in common UNIF GIFT MIN ACT— Custodian TEN ENT —as tenants by the entireties (Cust) (Minor) under Uniform Gifts to Minors JT TEN —as joint tenants with right of survivorship and not as tenants in common Act (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Shares of the capital stock represented by the within Certificate, and do hereby, irrevocably, constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated, Signature(s) Guaranteed: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANK, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.